UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) on Form 8-K/A amends the Current Report on Form 8-K filed by the Federal Home Loan Bank of Chicago (the “Bank”) with the Securities and Exchange Commission on June 30, 2009 (the “Original Filing”). The purpose of this Amendment is to provide updated presentation materials.

Item 7.01 Regulation FD Disclosure.

The Bank is holding a series of member meetings on June 30th, July 1st, 7th, 9th, 22nd and August 5th, 6th, and 13th , 2009. The member presentation materials for the June 30th, July 1st, 7th, 9th and 22nd meetings are attached to the Original Filing, and the updated presentation materials for the August 5th, 6th and 13th meetings are attached to this Amendment as Exhibit 99.1.

The information being furnished pursuant to Items 7.01 and 9.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Presentation to members of the Federal Home Loan Bank of Chicago at member meetings to be held on August 5th, 6th and 13th , 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: August 5, 2009	By:	/s/ Peter. E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary

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